UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road Stamford, CT 06905
(Address of principal executive offices) (Zip code)

James D. Bowden

Bank of America Capital Advisors LLC

100 Federal Street

Boston, MA 02110

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-866-921-7591

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

BUYOUT INVESTORS, LLC

INVESTOR REPORT

For the Year Ended

March 31, 2009

Excelsior Buyout Investors, LLC

Excelsior Buyout Investors, LLC

Portfolio of Investments at March 31, 2009

Percent Owned &		Acquisition Date##	Commitment	Cost	Fair Value	% of Net Assets***
PRIVATE INVESTMENT FUNDS**, #, ###
Domestic Buyout Funds
0.45%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-01/09	$3,674,055	$2,106,111	$3,683,116	10.70%
0.76%	Berkshire Partners VI, L.P.	06/04-12/08	13,360,200	3,957,707	9,564,931	27.78%
2.12%	Blue Point Capital Partners, L.P.	06/04-11/08	6,012,090	30,350	1,529,875	4.44%
1.03%	Blum Strategic Partners II, L.P.	06/04-05/08	10,020,150	—	1,311,480	3.82%
0.61%	Catterton Partners V, L.P.	06/04-12/08	3,674,055	1,938,147	2,418,072	7.02%
1.91%	Charlesbank Equity Fund V, L.P.	06/04-01/09	10,020,150	47,997	6,047,000	17.56%
1.09%	Lincolnshire Equity Fund III, L.P.	12/04-01/09	4,835,120	411,369	1,996,439	5.80%

			51,595,820	8,491,681	26,550,913	77.12%

European Buyout Funds
1.04%	Advent Global Private Equity Fund IV-A, L.P.	06/04-04/08	5,010,075	—	845,566	2.46%
0.44%	Cognetas Fund, L.P.* (fka.Electra European Fund, L.P.)	06/04-06/08	5,542,495	—	589,401	1.71%

			10,552,570	—	1,434,967	4.17%

Distressed Investment Funds
0.39%	MatlinPatterson Global Opportunities Partners, L.P.	06/04	6,012,090	—	662,175	1.92%
0.14%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	4,008,060	—	705,166	2.05%

			10,020,150	—	1,367,341	3.97%

	TOTAL — INVESTMENTS		$72,168,540	$8,491,681	29,353,221	85.26%

OTHER ASSETS & LIABILITIES (NET)					5,073,709	14.74%

NET ASSETS					$34,426,930	100.00%

*	Investment is denominated in Euros. Values shown are in U.S. dollars.
**	Restricted as to public resale and illiquid. Acquired from June 2004 to March 2009. Total cost of restricted and illiquid securities at March 31, 2009 aggregated $8,491,681. Total fair value of restricted and illiquid securities owned at March 31, 2009 was $29,353,221 or 85.26% of net assets.
***	Based on Fair Value.
#	Non-income producing securities.
##	Required disclosure for restricted securities only.
###	The estimated cost of the Underlying Funds at March 31, 2009 for federal tax purposes is $19,973,530.
&	Represents the Fund’s investment (capital balance) as a percentage of Underlying Fund’s total capital.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Assets and Liabilities

March 31, 2009

ASSETS:
Investments, at fair value (Cost $8,491,681) (Note 2)	$29,353,221
Cash and Cash Equivalents (Note 2)	7,700,135
Interest receivable and other assets	7,119

Total Assets	37,060,475

LIABILITIES:
Accrued incentive carried interest (Note 3)	2,234,916
Distribution payable to Members	141,175
Management fees payable (Note 3)	85,043
Professional fees payable	136,186
Administration fees payable (Note 3)	19,169
Board of Managers’ fees payable (Note 3)	2,250
Printing fees payable	9,307
Custody fees payable (Note 3)	3,070
Miscellaneous payable	2,429

Total Liabilities	2,633,545

NET ASSETS	$34,426,930

NET ASSETS consist of:
Members’ Capital Paid-in*	$63,610,000
Members’ Capital Distributed	(72,660,796)
Inception-to-date realized gains and net investment income/(loss)	22,616,186
Accumulated unrealized appreciation on investments	20,861,540

Total Net Assets	$34,426,930

Units of Membership Interests Outstanding (100,000 units authorized)	64,015

NET ASSET VALUE PER UNIT	$537.79

*	Capital Paid-in consists of contributions from Members net of offering costs charged to the Members.

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Operations

For the year ended March 31, 2009

INVESTMENT INCOME:
Interest income	$93,254

Total Income	93,254

EXPENSES:
Management fees (Note 3)	417,444
Professional fees	266,400
Administration fees (Note 3)	115,007
Board of Managers’ fees (Note 3)	49,250
Custodian fees	15,473
Printing fees	22,414
Insurance expense	18,039
Other expenses	28,150

Total Expenses	932,177

NET INVESTMENT LOSS	(838,923)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	2,193,218
Net change in unrealized (appreciation) on investments	(11,883,660)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(9,690,442)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	(10,529,365)
Net change in incentive carried interest	526,474

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$(10,002,891)

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statements of Changes in Net Assets

	For the years ended March 31,
	2009	2008

OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(838,923)	$(290,579)
Net realized gain on investments	2,193,218	15,786,677
Net change in unrealized (appreciation) on investments	(11,883,660)	(1,023,493)
Net change in incentive carried interest	526,474	(1,241,275)

Net (decrease)/increase in net assets resulting from operations after incentive carried interest	(10,002,891)	13,231,330

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net (decrease) in net assets resulting from distribution to members	(9,282,175)	(20,808,646)

Net (decrease) in net assets	(19,285,066)	(7,577,316)

NET ASSETS:
Beginning of year	53,711,996	61,289,312

End of year	$34,426,930	$53,711,996

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Cash Flows

For the year ended March 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (decrease) in net assets resulting from operations after incentive carried interest	$(10,002,891)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(1,298,330)
Distributions received from underlying funds	5,314,757
Net change in unrealized (appreciation) on investments	11,883,660
Net realized (gain) on investments	(2,193,218)
Decrease in Receivable from broker	424,394
Decrease in Receivable from affiliate	3,359
Decrease in Interest receivable and other assets	28,438
(Decrease) in Accrued incentive carried interest	(526,474)
(Decrease) in Management fees payable	(48,990)
Increase in Professional fees payable	35,066
Increase in Administration fees payable	1
(Decrease) in Board of Managers’ fees payable	(7,250)
Increase in Printing fees payable	9,307
Increase in Custody fees payable	623
(Decrease) in Miscellaneous payable	(7,706)

Net cash provided by operating activities	3,614,746

CASH FLOWS FOR FINANCING ACTIVITIES
Distributions to Members	(9,141,000)

Net cash (used in) financing activities	(9,141,000)

Net (decrease) in cash	(5,526,254)
Cash and Cash Equivalents at beginning of year	13,226,389

Cash and Cash Equivalents at end of year	$7,700,135

The accompanying notes are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Financial Highlights — Selected Per Unit Data and Ratios

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	April 16, 2004 (Commencement of operations) through March 31, 2005
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF PERIOD (2)	$839.05	$957.42	$980.62	$1,068.28	$1,000.00
Deduction of offering costs from contributions	—	—	—	—	(6.33)
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(13.10)	(4.54)	(0.58)	(1.68)	(10.99)
Net realized and unrealized (loss)/gain on investments	(151.38)	230.62	232.03	137.89	295.82
Net change in incentive carried interest	8.22	(19.39)	(9.65)	(3.87)	(10.22)

Net (decrease)/increase in net assets resulting from operations after incentive carried interest	(156.26)	206.69	221.80	132.34	274.61

DISTRIBUTION TO MEMBERS:
Net change in Members’ Capital due to distributions to Members	(145.00)	(325.06)	(245.00)	(220.00)	(200.00)

NET ASSET VALUE, END OF PERIOD	$537.79	$839.05	$957.42	$980.62	$1,068.28

TOTAL NET ASSET VALUE RETURN (3),(1)	(20.29)%	24.82%	26.00%	13.07%	28.16%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$34,427	$53,712	$61,289	$62,774	$68,386
Ratios to Average Net Assets: (4),(6),(7)
Expenses excluding incentive carried interest	2.11%	1.86%	1.75%	1.68%	2.03%
Net (decrease)/increase in Incentive carried interest	(1.19)%	2.14%	1.02%	0.37%	0.95%
Expenses plus incentive carried interest	0.92%	4.00%	2.77%	2.05%	2.98%
Net investment (loss) excluding incentive carried interest	(1.90)%	(0.50)%	(0.06)%	(0.16)%	(1.07)%
Portfolio Turnover Rate (5)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	The net asset value for the beginning period April 16, 2004 (Commencement of Operations) to March 31, 2005 represents the initial contribution per unit of $1,000.
(3)	Not annualized for 2005. Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested at the fund’s net asset value as of the quarter-end immediately following the distribution date. The Fund’s units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in incentive carried interest, the total net asset value return would have been (20.22)% for the fiscal year ended March 31, 2009.
(4)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.
(5)	Distributions from Underlying Funds for the years ended March 31, 2009, 2008, 2007, 2006, and the period April 16, 2004 to March 31, 2005 are $5,314,717, $24,343,909, $16,092,133, $16,810,926, and $15,877,353, respectively, and are not included in the calculation.
(6)	The Underlying Funds’ expense ratios have been obtained from audited financials for the fiscal year ended December 31, 2008 but are unaudited information in these Financial Statements. The range for these ratios is given below:

Underlying Funds’ Ratios	Ratio Range
Expense Ratios excluding incentive carried interest	0.06%-2.05%
Incentive Carried interest	0.09%-24.34%
Expenses plus incentive carried interest	1.07%-16.8%

The Underlying Funds’ management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Underlying Fund seeks to exit investments. The Underlying Funds’ incentive fees are generally 20% of profits generated by the Underlying Funds.

(7)	Ratios for the period April 16, 2004 (Commencement of Operations) through March 31, 2005 are annualized.

The accompanying notes are an integral part of these Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund’s outstanding units may determine to extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund’s investment adviser. The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors, LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser that serves as investment adviser for the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, North Carolina 28255 (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to a new investment advisory agreement with the Fund (the “Advisory Agreement”) that was approved by the Board and Members of the Fund. The Advisory Agreement is identical in all material respects to the previous investment advisory agreement except for the term and the date of effectiveness.

On March 11, 2008, the Fund’s Board of Managers approved a transfer of the former investment adviser’s rights and obligations in the Advisory Agreement between the Fund and the former investment adviser, dated July 1, 2007, to BACA (the “Transfer”). This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a three-member Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

Note 2 — Significant Accounting Policies

A. Basis of Presentation and Use of Estimates

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

B. Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with PNC Bank, N.A. All highly liquid investments, if any, are listed separately on the Portfolio of Investments.

C. Investment Valuation:

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Valuation Committee of the Board. In determining its net asset value, the Fund values its investments as of such quarter-end.

The Fund’s investments are reported at fair value in accordance with FAS 157, which is defined below. The Board and the Valuation Committee have approved procedures pursuant to which the Fund values its investments in Underlying Funds, subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Underlying Funds takes into consideration information reasonably available at the time the valuation is made and other factors that the Board and Valuation Committee deems pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Fund by the managers of these Underlying Funds as an input, and the Fund, Board or Valuation Committee may reasonably determine that additional factors should be considered that were not reflected. The value of the Fund’s investments determined using the Fund’s procedures may differ from the value reported by the manager of the Underlying Fund. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

SFAS No. 157 “Fair Value Measurements” (“FAS 157”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Fund generally uses the capital balance reported by the Underlying Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interests, any potential clawbacks by Underlying Funds and the fair value of the Underlying Fund’s investment portfolio or other assets and liabilities.

An individual Underlying Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund, Board and Valuation Committee. The Fund, Board and Valuation Committee considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an Underlying Fund within the hierarchy is based upon the pricing transparency of that Underlying Fund and does not necessarily correspond to the Fund’s perceived risk of that Underlying Fund.

Substantially all of the Fund’s investments in Underlying Fund have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices for such investments are typically not available. The Underlying Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Underlying Funds for which there is no active market. These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as level 3. Assumptions used by the Fund, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Fund’s results of operations.

The following table presents the investments carried on the Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2009.

	Unadjusted quoted prices in active markets for identical securities (Level 1)	Quoted prices which are not active, or inputs that are observable (Level 2)	Prices, inputs or modeling techniques that are both significant to the fair value measurement and unobservable (Level 3)	Total
Assets:
Investments in Securities	$—	$—	$29,353,221	$29,353,221
Other Investments*	—	—	—	—

Totals	$—	$—	$29,353,221	$29,353,221

Liabilities:
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Totals	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards, written options and swap contracts.

The following table includes a roll-forward of the amounts for the year ended March 31, 2009 for investments classified within level 3. The classification of an investment within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Prices, inputs or modeling techniques that are both significant to the fair value measurement and unobservable (Level 3)
Balances as of 3/31/08	$43,060,090
Net realized gain/(loss) on investments	2,193,218
Change in unrealized (appreciation) on investments	(11,883,660)
Net purchases/(sales)	(4,016,427)
Net transfers in and out of Level 3	—

Balances as of 3/31/09	$29,353,221

The unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. Net unrealized gains (losses) relate to investments held by the Fund at March 31, 2009.

D. Short-term Investments:

The Fund may also invest in short-term notes, stated at amortized cost, which approximates fair value. At March 31, 2009, the Fund did not invest in any short-term notes.

Distributions of cash or in-kind securities from an Underlying Fund are recorded as a return of capital to reduce the cost basis of the Underlying Funds. In-kind securities received from an Underlying Fund are recorded at fair value. Distributions are recorded when they are received from Underlying Funds as there are no redemption rights with respect to the Underlying Funds.

E. Security transactions and investment income:

Distributions of cash or in-kind securities from an Underlying Fund are recorded as a return of capital to reduce the cost basis of the Underlying Fund. In-kind securities received from an Underlying Fund are recorded at fair value. Distributions are recorded when they are received from Underlying Funds as there are no redemption rights with respect to the Underlying Funds.

F. Income taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund is not subject to income tax. Rather, each Member, in computing income tax, will include his, her or its allocable share of Fund items of income, gains, losses, deductions and expenses.

The cost of the Underlying Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Underlying Funds. As of March 31, 2009, the Fund has not received information to determine the tax cost of the Underlying Funds as of March 31, 2009. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2008, and after adjustment for purchases and sales between December 31, 2008 and March 31, 2009, the estimated cost of the Underlying Funds at March 31, 2009 for federal tax purposes is $19,973,530. The resulting estimated net unrealized appreciation for tax purposes on the Underlying Funds at March 31, 2009 is $9,379,691.

Effective April 1, 2007, the Fund adopted the Financial Accounting Standards Board (“FASB”) FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Fund has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Fund’s financial statements. There are neither tax liabilities nor deferred tax assets relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2007. The statute of limitations on the Fund’s U.S. Federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

G. Distribution policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and

(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale its investments.

H. Restrictions on transfer:

Interests of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

I. Fees of the Underlying Funds:

Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees returned to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s statement of operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds. These fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Underlying Funds.

J. Foreign Currency Gains and Losses:

The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund currently has one investment in an Underlying Fund denominated in Euros. The Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in fair values of the investments during the year.

K. Incentive Carried Interest:

The Incentive Carried Interest, defined below, is accrued each quarter as an expense and liability and disclosed at each quarter-end. The Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2G.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2G above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At March 31, 2009, the accrued and unpaid Incentive Carried Interest was $2,234,916.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former Investment Adviser assumed U.S. Trust Company, N.A.’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Underlying Funds including, but not limited to, quarterly portfolio reviews related to the Underlying Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying

Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PNC Global Investment Servicing (“PNCGIS”) (formerly PFPC, Inc.), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund (i) pays PNCGIS a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses. For the fiscal year ended March 31, 2009, the aggregate fees paid to PNCGIS for all services were $178,562.

The Board is made up of three Managers who are not “interested persons” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Disinterested Managers”). Mr. David R. Bailin, a member of the Board who was an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act resigned from the Board effective September 12, 2008. The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Underlying Funds in which the Fund invests and with companies in which the Underlying Funds invest.

Note 4 — Capital Commitments of Fund Members to the Fund

As of March 31, 2009, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

Note 5 — Capital Commitments of the Fund to Underlying Funds

As of March 31, 2009, the Fund had unfunded investment commitments to Underlying Funds totaling $7,315,536 as listed below:

Fund Investments:	Unfunded Commitments
2003 Riverside Capital Appreciation Fund, L.P.	$555,744
Advent Global Private Equity IV-A, L.P.	250,501
Berkshire Fund VI, L.P.	1,410,727
Blue Point Capital Partners, L.P.	1,100,017
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	212,032
Charlesbank Equity Fund V, L.P.	1,095,231
Cognetas Fund, L.P.(a)	328,207
Lincolnshire Equity Fund III, L.P.	1,936,701
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—

Total	$7,315,536

(a)	The Fund’s unfunded commitment to Cognetas Fund L.P is €247,703 converted at the March 31, 2009 euro foreign exchange rate of $1.3250.

Note 6 — Description of Underlying Funds

Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investment in the Underlying Funds.

The following Underlying Funds are 5% or more of the net assets of the Fund. Thus, the Underlying Funds’ investment objective and restrictions on redemptions are disclosed below.

2003 Riverside Capital Appreciation Fund, L.P. is 10.70% of the net assets of the Fund. The objective of the 2003 Riverside Capital Appreciation Fund, L.P. is to seek long-term capital appreciation through a broad and varied portfolio of controlling private equity investments. The Fund has no right to demand repayment of its investment in the 2003 Riverside Capital Appreciation Fund, L.P.

Berkshire Partners VI, L.P. is 27.78% of the net assets of the Fund. The objective of the Berkshire Partners VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies. The Fund has no right to demand repayment of its investment in the Berkshire Partners VI, L.P.

NEW Asurion Corporation, a Services company, is held in Berkshire Fund VI, L.P. at March 31, 2009 and represents approximately 5.99% of the net asset of the Fund. The Fund’s share of fair value of this investment at March 31, 2009 is $2,063,013.

Catterton Partners V, L.P. is 7.02% of the net assets of the Fund. The objective of the Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation. The Fund has no right to demand repayment of its investment in the Catterton Partners V, L.P.

Charlesbank Equity Fund V, L.P. is 17.56% of the net assets of the Fund. The objective of the Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company. The Fund has no right to demand repayment of its investment in the Charlesbank Equity Fund V, L.P.

Lincolnshire Equity Fund III, L.P. is 5.80% of the net assets of the Fund. The objective of the Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors. The Fund has no right to demand repayment of its investment in the Lincolnshire Equity Fund III, L.P.

Note 7 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Many of the Underlying Funds partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of investments.

Note 9 — New Accounting Pronouncement

FASB Staff Position FAS 157-4 (“FSP FAS 157-4”) “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” was issued on April 9, 2009 to be effective for interim and annual reporting periods ending after June 15, 2009 and applied prospectively. FSP FAS 157-4 provides additional guidance in order to estimate fair value when the volume and level of activity for an asset or liability have significantly decreased. FSP FAS 157-4 also identifies conditions to consider in assessing whether a transaction is not orderly (i.e. distressed or forced). FSP 157-4 amends FAS 157 to require entities to disclose additional information regarding the inputs and valuation techniques used to measure fair value and requires entities to provide disclosures for major categories of securities in a more disaggregated basis than previously had been required under FAS 157. The Fund is reviewing FSP FAS 157-4 along with its impact, if any, on the financial statements.

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center 300 Madison Avenue New York NY 10017 Telephone (646) 471 3000 Facsimile (813) 286 6000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Buyout Investors, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC (the “Fund”) at March 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2009 by correspondence with the custodian and the underlying portfolio funds, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2006 and for the period April 16, 2004 (commencement of operations) through March 31, 2005, were audited by other auditors whose report dated May 25, 2006, expressed an unqualified opinion on such financial statements.

As explained in Note 2 to the financial statements, the financial statements include investments held by the Fund valued at $29,353,221 (85.26% of the Fund’s net assets) at March 31, 2009, the values of which have been fair valued by the Investment Adviser, under the general supervision of the Board of Managers, in the absence of readily ascertainable market values.

PricewaterhouseCoopers LLP

New York, NY

May 28, 2009

Proxy Voting and Form N-Q

Information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund collect at 866-921-7951 or on the website of the Securities and Exchange Commission at www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2009.

The Fund files a complete portfolio schedule with the Securities and Exchange Commission within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ended December 31, 2004. The Form N-Q is available at www.sec.gov and may be obtained at no charge by calling collect at 866-921-7951.

[intentionally left blank]

Excelsior Buyout Investors, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen

Disinterested Managers

Virginia G. Breen c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since June 2003	Partner, Blue Rock (8/95 to present); also a manager of Excelsior Absolute Return Fund of Funds , LLC, Excelsior Absolute Return Fund of Funds Master Fund , LLC, Excelsior LaSalle Property Fund Inc. and UST Global Private Markets Fund, LLC. Also a director of Modus Link Global Solutions, Inc.,and manager of UBS Multi-Strategy Fund, L.L.C, UBS Credit Recover Fund LLC, UBS Equity Opportunity Fund, LLC, UBS Event Fund LLC, UBS M2 Fund LLC, UBS Technology Partners LLC, UBS Eucalyptus Fund LLC, UBS Juniper Crossover Fund LLC, UBS Tamarack International Fund LLC, UBS Willow Fund LLC, and UBS Alternative Investments US.	5

Jonathan B. Bulkeley c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Manager	Term — Indefinite; Length — since May 2003	CEO of Scanbuy, a wireless software company (2/06 to present); Managing Partner of Achilles Partners (3/02 to 2/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a manager of Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior Absolute Return Fund of Funds, LLC, Excelsior LaSalle Property Fund Inc. and UST Global Private Markets Fund, LLC. Also a director of Spark Networks, Inc.	5

Thomas F. McDevitt c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since June 2003	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a manager of Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior LaSalle Property Fund Inc. and UST Global Private Markets Fund, LLC.	5

Excelsior Buyout Investors, LLC

Fund Management (Unaudited)

Information pertaining to the Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Officers who are not Managers

Steven L. Suss 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since April 2007	Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to present), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06);	N/A

James D. Bowden Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Since July, 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).	N/A

Ben Tanen* 225 High Ridge Road Stamford, CT 06905 (Born 1975)	Vice President	Indefinite; Length — since June 2008

Vice President, Alternative Investment Group, Bank of America (7/07 to present); Vice President, UST Advisers, Inc. (9/05 to present); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).

N/A

Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term — Indefinite; Length — since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).	N/A

Linda J. Wondrack One Financial Center Boston, MA 02111 (Born 1964)	Chief Compliance Officer	Term — Indefinite; Length — since August 2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America (6/05 to present); Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (8/04 to 5/05); Managing Director, Deutsche Asset Management (prior to 8/04).	N/A

*	Resigned as President and Co-Chief Executive Officer of the Fund as of June 20, 2008. Resigned as Vice President of the Fund as of March 13, 2009.

All Officers of the Fund are employees and/or officers of the Investment Adviser. Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Effective March 13, 2009, Mr. Matthew Ahern replaced Mr. Ben Tanen as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Fund Group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous relationships for BACA for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective investments in Underlying Funds and direct investments. In addition, he serves on the BACA Investment Committee. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a

seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a financial analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A in Entrepreneurship and Finance from Babson College, summa cum laude.

The Statement of Additional Information includes additional information about the Managers of the Company and is available, without charge, upon request by calling (866)-921-7951.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual financial statement is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Chief Financial Officer. The registrant has not made any amendments to a provision of the code of ethics that relates to any element of code of ethics definition or granted any waivers from a provision of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are “independent,” as defined in the instructions to this Item.

Item 4.	Principal Accountant Fees and Services.

	FYE 3/31/09	FYE 3/31/08
4(a) Audit Fees	$ 65,700	$ 62,540
4(b) Audit Related Fees	$ 0	$ 0
4(c) Tax Fees	$ 33,750	$ 0
4(d) All Other Fees	$ 0	$ 0

(e)(1)

The registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the registrant and (ii) any non-audit services performed by the accountants for the registrant’s investment adviser and control persons of the adviser that provide ongoing services to the registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(e)(2)	Not Applicable.

(f)	Not Applicable.

(g)

The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2009, were $33,750 and $0, respectively. The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2008, were $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for voting proxies to the investment adviser. The Proxy Voting Policies are attached herewith.

Alternative Investment Solutions

Applicability:

Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed:	December 31, 2008

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

Form N-PX

ERISA Department of Labor Bulletin 94-2

Rule 30b1-4 under the Investment Company Act of 1940

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients. An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Alternative Investment Solutions (“AIS”) conducts its business through three SEC-registered investment advisors (referenced in the “Policy Summary” section below), that exercise voting authority over Clients’1 securities. As such, the AIS Proxy Policy is set forth below.

Policy Summary

AIS Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”). The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on November 30, 2009 or promptly thereafter.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AIS Legal or Compliance.

AIS Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes. Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AIS Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. The Advisors will generally attempt to liquidate Direct Investments received as “in kind” distributions within 30 days. (See Best Execution Policy for further details.) An Advisor may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AIS Client held the security prior to the security’s liquidation.

This policy applies to the following legal entities: Banc of America Investment Advisors, Inc. (“BAIA”), Bank of America Capital Advisors LLC (“BACA”) & US Trust Hedge Fund Management, Inc. (“USTHFM”). Other policies apply to the voting of securities held by Advisor Clients that are not AIS Clients.

Policy

For Hedge Fund Clients2, it is AIS’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights. This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by AIS sending a notification of waiver of voting rights. In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AIS, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients and CMMS, except with respect to Adverse Measures (defined below), in determining how AIS should vote a security, AIS Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

would result in the affected AIS Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

2 For the purposes of this policy, “Hedge Fund Clients” do not include Private Funds or RICs that are sub-advised by third parties.

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on November 30, 2009 or promptly thereafter.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AIS Legal or Compliance.

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

would not result in the affected AIS Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AIS Client over the anticipated holding period of such security.

As described above in the “Policy Summary” section, most votes cast by the Advisors on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AIS Clients invest. Such votes are typically by written consent and no investor meeting is generally called. Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy. It is also anticipated that frequently an Underlying Fund will request the AIS Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AIS Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•        Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AIS Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•        Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AIS, be mindful of other potential conflicts of interest as they pertain to affiliates of the Advisors or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such conflict of interest or other conflict of interest which he or she is aware to the attention of the other members of the Investment Committee and the AIS Compliance SME.

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on November 30, 2009 or promptly thereafter.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AIS Legal or Compliance.

AIS will not implement any decision to vote a proxy in a particular manner unless and until the Compliance SME has assessed:

•	whether AIS (or AIS personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assess whether such conflict is material or not, and if so then

•	address the material conflict in a manner designed to serve the best interests of the affected AIS Client.

Notice to Investors:

AIS will deliver a summary of AIS’s proxy voting policies and procedures to each prospective investor by delivering the Advisors’ Form ADV Part II to prospective investors. The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AIS will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AIS will, upon the reasonable request of a current investor, provide the current investor with how AIS has voted proxies, for the prior one year period, on behalf of the specific AIS Client that said investor has invested in.

AIS will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Means of Achieving Compliance

AIS will establish procedures to implement this policy to ensure that proxy voting is performed in accordance with the policy expressed above.

Supervision

For Private Equity Clients, each Portfolio Management Director is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy. For Hedge Fund Clients, each Portfolio Management Director is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on November 30, 2009 or promptly thereafter.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AIS Legal or Compliance.

Escalation

The applicable AIS Portfolio Management Directors must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AIS Compliance SME, who together will determine the remedial action to be taken, if any. The Compliance SME will report all material exceptions to the Chief Compliance Officer.

AIS may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, of the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AIS Senior Management.

Monitoring/Oversight

The AIS Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis. As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period. The Compliance SME will examine the way AIS has voted and compare to the AIS Proxy Policy to ensure that AIS has been consistent with this policy. Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping

Records should be retained for a period of not less than six years. Records should be retained in an appropriate office of AIS for the first three years. Examples of the types of documents to be maintained as evidence of AIS’s compliance with this policy may include:

—	Portfolio Management Memorandum Describing Proxy Vote Request
—	Compliance SME Files Pertaining to Proxy Voting
—	Minutes of AIS Investment Committee Meetings
—	Compliance Monitoring Checklist
—	Proxy Voting Record
—	Records Required for Form N-PX (Registered Clients Only)
—	Other documents as proscribed in Rule 204(2)(c)-17

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on November 30, 2009 or promptly thereafter.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AIS Legal or Compliance.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Effective March 13, 2009, Mr. Matthew Ahern replaced Mr. Ben Tanen as the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Ahern, born 1969, joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Fund Group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous relationships for BACA for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective investments in Underlying Funds and direct investments. In addition, he serves on the BACA Investment Committee. Prior to joining Fleet Bank, Mr. Ahern was a director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a financial analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2009:

Matthew Ahern

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets

2	$188,352,933	27	$2,087,355,851	1	$13,130,561

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed

Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees

2	$188,352,933	26	$1,968,785,851	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise in connection with the Portfolio Manger’s day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Manager may manage other accounts with investment strategies similar to the registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for other accounts that may adversely impact the value of securities held by the registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2009:

Each member of the Portfolio Management Team is a senior executive from business units within Global Wealth Investment Management. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member’s specific compensation and the Company’s investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member’s experience and ultimate responsibilities within each member’s respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member’s annual bonus and equity awards are discretionary awards distributed after measuring each member’s contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual’s business unit, and are not directly related to the performance of the Company or any other portfolio relative to any benchmark, or to the size of the Company. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2009:

Ownership of Fund Securities

The Portfolio Manager owns approximately $0 of interests in the registrant.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Excelsior Buyout Investors, LLC

By (Signature and Title)*	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	June 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Bowden
James D. Bowden, President and Chief Executive Officer

Date	June 10, 2009

By (Signature and Title)*	/s/ Steven L. Suss
Steven L. Suss, Chief Financial Officer

Date	June 10, 2009

* Print the name and title of each signing officer under his or her signature.